ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING FLEXIBLE INCOME

Supplement dated January 17, 2013 to the
Contract Prospectus dated April 30, 2012, as amended

This supplement updates and amends certain information contained in your current variable annuity Contract
Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

NOTICE OF AND IMPORTANT INFORMATION REGARDING
UPCOMING FUND REORGANIZATIONS

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the ING Growth and Income Core Portfolio and the
ING UBS U.S. Large Cap Equity Portfolio

The Board of Directors of ING Partners, Inc. approved a proposal to reorganize certain funds. Subject to shareholder approval, effective on or about March 23, 2013 (the “Reorganization Effective Date”), the following “Merging
Funds” will be reorganized and will merge with and into the following “Surviving Fund.”

Merging Fund	Surviving Fund
ING Growth and Income Core Portfolio (Class I)	ING Growth and Income Portfolio (Class I)
ING UBS U.S. Large Cap Equity Portfolio (Class I)

  Prior to the Reorganization Effective Date, you may transfer amounts allocated to the subaccount that invests in a
  Merging Fund to any other available subaccount or to any available fixed interest option. See the
  “INVESTMENT OPTIONS” section of your Contract Prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.
  On the Reorganization Effective Date, your investment in the subaccount that invests in a Merging Fund
  will   automatically become an investment in the subaccount that invests in the Surviving Fund with an
  equal total net   asset value.
  After the Reorganization Effective Date, the Merging Funds will no longer exist and all references to them in the
  Contract Prospectus will be replaced by the Surviving Fund.
  The minimum and maximum “Total Annual Fund Operating Expenses” shown in the Contract Prospectus
  will   not change as a result of the upcoming fund reorganizations. Consequently, there will be no change to
  the “Fund   Fees and Expenses Examples” shown in the Contract Prospectus.
  You will not incur any fees or charges or any tax liability because of the upcoming fund reorganizations.
  Information about the investment adviser/subadviser and the investment objective of the Surviving Fund
  can be   found in an appendix to your Contract Prospectus.

X.109622-12 B	Page 1 of 2	January 2013

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting your local representative or by writing or calling the Company at:

ING
Attention: Payout Services
One Orange Way
Windsor, CT 06095-4774
1-800-238-6273

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.109622-12 B	Page 2 of 2	January 2013